KEMPER
BLUE CHIP FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED APRIL 30, 1997

Seeking growth of capital and of income

                 "       . . . It's in volatile markets that
                      our scrupulous attention to price
                     targets can really add value . . ."



                                                            [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Industry Sectors
8
Largest Holdings
9
Portfolio of Investments
12
Financial Statements
14
Notes to Financial Statements
18
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                      [BAR GRAPH]

--------------------------------------------------------------------------------

CLASS A                  10.99
CLASS B                  10.43
CLASS C                  10.55
LIPPER & INCOME          10.43
FUNDS
 CATEGORY AVERAGE*
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                 AS OF     AS OF
                                4/30/97   10/31/96
--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS A   $15.55     $17.14
--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS B   $15.49     $17.09
--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND CLASS C   $15.57     $17.15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER BLUE CHIP FUND LIPPER RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH AND INCOME FUNDS CATEGORY

                    CLASS A               CLASS B                 CLASS C
--------------------------------------------------------------------------------
 1-YEAR             #76 OF 546 FUNDS  #118 OF 546 FUNDS      #109 OF 546 FUNDS
--------------------------------------------------------------------------------
 5-YEAR             #173 OF 215 FUNDS       N/A                    N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE PERIOD, KEMPER BLUE CHIP FUND MADE THE FOLLOWING DISTRIBUTIONS PER
SHARE:

                       CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND:       $0.125    $0.0518   $0.0546
--------------------------------------------------------------------------------


SHORT-TERM CAPITAL
GAIN:                  $1.81     $1.81     $1.81
--------------------------------------------------------------------------------
LONG-TERM CAPITAL
GAIN:                  $1.32     $1.32     $1.32
--------------------------------------------------------------------------------

YOUR FUND'S STYLE

                             MORNINGSTAR EQUITY FUNDS STYLE BOX
EQUITY STYLE BOX

Source: Morningstar, Inc., Chicago, IL (312)-696-6000. (Morningstar Style Box is based on a portfolio date as of April 30, 1997). The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The agreement between the White House and Republican leaders in Congress to balance the federal budget has effectively ended the market correction that began in the first quarter. Such sudden progress on balancing the budget, an initiative that the bond market was anticipating resolution on more than one year ago, is positive news.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget was quickly discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 percent to 3 percent rate of growth in gross domestic product (GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 percent to 3.0 percent rate.

     Just as we see a limited downside to today's rising interest rate environment, so is there a limited upside in the near future. The effect of higher rates will have to work itself through the economy. Higher rates have significant implications for corporate profitability, debt issuance, credit extension and international trade. Post-correction cash flows into the financial markets will be a subject of great scrutiny. One of the factors driving the stock market to its recent all-time high was the unprecedented high level of investment through mutual funds, 401(k)s and qualified contribution plans. It is realistic to expect that, on the margin, some of that cash will find a home in short-term, liquid investments while the stock market sorts itself out.

     Leadership in the stock market has been quite narrow and concentrated for the past six months in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.

     Higher interest rates are, of course, anathema to the fixed-income market. However, bond investors in the last few weeks have been cheered by the balanced budget proposal and by expectations that interest rates would not go much higher. We expect the bond market to trade in a very narrow range -- with long-term interest rates no lower than 6.50 percent

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

and no higher than 7.25 percent. One positive effect of the stock market correction was the widening of spreads available on high yield bonds. As a consequence, high yield bonds today are more reasonably priced.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.


Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recessions or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.


                                  [BAR GRAPH]

                                NOW (5/31/97)          6 MONTHS AGO            1 YEAR AGO              2 YEAR AGO

10-YEAR TREASURY RATE(1)              6.71                   6.3                    6.91                    6.17
PRIME RATE(2)                         8.5                    8.25                   8.25                    9
INFLATION RATE(3)                     2.3                    3.31                   2.75                    3.04
THE U.S. DOLLAR(4)                    6.55                   4.36                   9.15                   -9.31
CAPITAL GOODS ORDERS(5)*              8.28                   2.42                   3.93                   17.47
INDUSTRIAL PRODUCTION(5)*             4.28                   4.36                   3.34                    2.88
EMPLOYMENT GROWTH(6)*                 2.13                   2.15                   2.09                    2.7

[1] Falling interest rates in recent years have been a big plus for financial assets.

[2] The interest rate that commercial lenders charge their best borrowers.

[3] Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

[4] Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

[5] These influence corporate profits and equity performance.

[6] An influence on family income and retail sales.

*   Data as of April 30, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

June 9, 1997

PERFORMANCE UPDATE

[MCCORMICK PHOTO]

Tracy McCormick Chester joined Zurich Kemper Investments, Inc. (ZKI) in 1994 and is now a first vice president of ZKI and vice president and portfolio manager of Kemper Blue Chip Fund. Chester received both her B.A. and M.B.A. degrees from Michigan State University.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

DESPITE A VOLATILE MARKET THAT RALLIED OVERALL BUT EXPERIENCED PERIODIC SHARP DECLINES, KEMPER BLUE CHIP FUND CONTINUED TO PERFORM WELL DUE TO A PRICE-CONSCIOUS APPROACH TO GROWTH STOCKS.

Q    TRACY, COULD YOU GIVE US A BRIEF RECAP OF THE FUND'S PERFORMANCE VERSUS THE
MARKET AND ITS PEERS FOR THE LAST SIX MONTHS?

A    Certainly. For the six months ended April 30, 1997, the Fund's total return was 10.99% for Class A shares unadjusted for sales charge. That was more than the average return posted by the funds in Lipper's growth and income fund category, which was 10.43%, but less than the 14.71% gain posted by the Standard and Poor's 500 stock index. Our performance kept us well within the top 25% of the Lipper growth and income funds category for the one-year period ended April 30, 1997 (see page 2 for complete ranking information).

Q    HOW DID LARGE COMPANY STOCKS PERFORM DURING THE PERIOD?

A As reflected in the S&P 500's return, large capitalization stocks overall performed fairly well. But that nice 14.71% return doesn't reflect the underlying volatility in specific areas of the market - finance and technology stocks in particular - which experienced sharp corrections. Because the market has come a long way in the last two years, investors are wary of any earnings shortfall that might signal that the rally is running out of steam. Often, problems with individual stocks would tarnish a whole group, regardless of the fundamentals. So even if your stock picking was good, you sometimes still got caught in the crossfire.

Q    HOW DID YOU RESPOND TO THESE CONDITIONS?

A    There's not a lot you can do to counter a market that is rotating quickly -
that is, when sectors are being built up and then torn back down again in succession. All you can do is try to use the rotations to pick up good quality companies at low prices once they've come down. That's where our scrupulous attention to price targets can really add value.

     Our philosophy has always been "bottom up" stock selection. Rather than focus on economic conditions or entire sectors, we tend to choose stocks based on their individual merits, and seek those that offer above-average growth prospects, but are selling at what we believe to be attractive prices. To do that, we set upper and lower price targets on stocks. If a stock falls below a certain price level, we buy. If it rallies above a certain price level, we sell. In this way, we hope to benefit from most of the ride up, but avoid most of the ride down.

Q    CAN YOU GIVE US SOME EXAMPLES?

A    The most vivid example from the last six months is probably our approach to technology stocks. Technology is a "growth cyclical" industry, which simply means that, while it's a long-term growth sector, that growth tends to happen in spurts. In October, technology stocks only made up about 10 percent of the portfolio - low by our usual standards. Our underweighting was primarily the

PERFORMANCE UPDATE


result of two factors: a glut of semiconductor chips on the market, which kept semiconductor stocks under pressure, and relatively high prices on networking stocks. In March and April, earnings estimates on networking stocks started coming in slightly under expectations. This had a devastating effect as momentum investors, who were looking for the slightest weakness, headed for the exits. As a result, technology stocks experienced a fairly broad and rapid sell-off.

     However, although they were richly-priced earlier, a number of technology companies boast growth rates in excess of 30% per year, far above that of the market as a whole. In mid-April, price declines had made many fast growers available at very attractive values, and as a result, we boosted our technology weighting. Purchases were mainly in the semiconductor area, since their inventory correction looks to be ending. We also bought Cisco Systems, the largest supplier of routing equipment that directs the flow of data between local area networks, and Ascend Communications, which specializes in high-speed digital networking. Software is another area where we made some purchases.

     Those were our major changes. In other areas, we reduced health care, which had held up well during the first quarter turbulence. We sold Johnson & Johnson and Merck and looked to reinvest in companies with more upside potential. Our transportation weighting is down right now since we sold Ryder when it achieved our price goal. Finally, we used sell-offs to upgrade the quality of the portfolio. An example is Pfizer, which rarely declines to a level where it shows upside in our valuation model. When it dipped below the mid-80s, we viewed that as a buying opportunity.

Q    WERE THERE ANY AREAS WHERE THE STRATEGY DIDN'T WORK?

A    One area that we usually like to overweight is consumer non-durables - that is, products that people use on a regular basis, such as soft drinks, soap, and other household products. We usually try to have at least 20 percent of the portfolio in such stocks, but we had lightened up on them for valuation reasons
- they were just too expensive. Consumer non-durables are usually thought of as defensive-type stocks, since demand for them tends to be fairly constant. The market's uncertainty caused investors to favor these types of stocks and their prices continued to climb. We participated in some of that increase, but not as much as we normally would have.

Q    HAS THE MODEST BUT STEADY RISE IN INTEREST RATES OVER THE PAST SIX MONTHS
INFLUENCED YOUR STOCK-PICKING?

A    Only indirectly. In the first quarter, there was a lot of concern over the impact of rising rates on financial stocks. We believe the sector remains attractive due to industry consolidations, still-reasonable valuations overall, and a lack of major loan problems. So when financial stocks sold off during a brief period in the first quarter, that enabled us to buy solid companies at relatively low cost. We purchased Bank of Boston, a very high quality name, and broadened our financial stock exposure beyond banks and brokerages to include more insurance companies. In particular, we bought American General and increased our position in Jefferson Pilot, due to our belief that consolidation within the life insurance industry will result in increased earning power for the companies doing the consolidating.

Q    CONVENTIONAL WISDOM SAYS THAT OPPORTUNITIES ARE MOST OFTEN OVERLOOKED WITH
SMALL COMPANY STOCKS BECAUSE THEY'RE LESS WIDELY FOLLOWED. DOES THAT MEAN OPPORTUNITIES WITH LARGE COMPANY STOCKS ARE LESS COMMON?

A    That hasn't been our experience. We've found that opportunities with big companies can be just as overlooked. But to find those opportunities, you have to do your homework. Our usual strategy is to look for catalysts like new management, consolidation, or new product cycles. That has enabled us to find good values in large company stocks like R.R. Donnelly and Stanley Works, which stand to benefit from the fresh vision of their new managements.

Q    AS YOU MENTIONED, LARGE COMPANY STOCKS HAVE ENJOYED A FAIRLY PROLONGED
RALLY OVER THE LAST COUPLE OF YEARS. ARE YOU CONSIDERING ANY MID-CAP PURCHASES TO ENHANCE THE FUND'S RETURN POTENTIAL?

A    Right now, we're looking at a few companies in the upper mid-cap area of the market, but we're doing so selectively. We're not about to become a mid-cap fund ... whenever we buy relatively smaller companies, we take smaller positions so we can quickly reduce our exposure if needed. Regardless of the size of the company we're researching, our price-conscious approach will remain in place. Making sure we're getting a solid company at a good price is the most important consideration for us.

INDUSTRY SECTORS


A SIX-MONTH COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on April 30, 1997, and on October 31, 1996.

                      [YEAR-TO-YEAR COMPARISON BAR GRAPH]

                        KEMPER BLUE CHIP FUND      KEMPER BLUE CHIP FUND
                            ON 4/30/97                 ON 10/31/96
FINANCE                         20.5%                      16.2%

CONSUMER NONDURABLES            18.9%                      18.3%

TECHNOLOGY                      13.8%                      10.1%

HEALTH CARE                     12.7%                      14.4%

CAPITAL GOODS                    9.2%                      11.9%

ENERGY                           8.1%                       9.1%

BASIC INDUSTRIES                 6.6%                       7.8%

UTILITIES                        4.7%                       6.3%

TRANSPORTATION                   3.8%                       5.9%

CONSUMER DURABLES                1.7%                       0.0%


A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Blue Chip Fund represented on April 30, 1997, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Growth Index.

                         [RUSSELL COMPARISON BAR GRAPH]


                      KEMPER BLUE CHIP FUND     RUSSEL 1000 GROWTH INDEX
                            ON 4/30/97                 ON 4/30/97
FINANCE                         20.5%                       5.0%

CONSUMER NONDURABLES            18.9%                      34.0%

TECHNOLOGY                      13.8%                      22.1%

HEALTH CARE                     12.7%                      19.0%

CAPITAL GOODS                    9.2%                      10.3%

ENERGY                           8.1%                       2.4%

BASIC INDUSTRIES                 6.6%                       3.3%

UTILITIES                        4.7%                       3.0%

TRANSPORTATION                   3.8%                       0.4%

CONSUMER DURABLES                1.7%                       0.5%


* The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which 'earnings/growth' money managers typically select.

LARGEST HOLDINGS


THE FUND'S 20 LARGEST HOLDINGS*

Representing 31.96% of the fund's total net assets on April 30, 1997

------------------------------------------------------------------------------------------------------
Holdings                                                                                       Percent
------------------------------------------------------------------------------------------------------

1.          SBC COMMUNICATIONS           One of the world's leading diversified                 2.43%
                                         telecommunications companies; provides products and
                                         services over its local network; also serves
                                         international markets.
-----------------------------------------------------------------------------------------------------

2.          MOBIL                        Produces, transports, refines and markets petroleum    2.27%
                                         and natural gas and related products.
-----------------------------------------------------------------------------------------------------

3.          AMERICAN GENERAL             A leading provider of annuities, consumer loans and    1.96%
                                         life insurance.
-----------------------------------------------------------------------------------------------------

4.          AMERITECH                    Provides telecommunications and exchange access        1.84%
                                         services.
-----------------------------------------------------------------------------------------------------

5.          JEFFERSON PILOT              Writes life, health and accident insurance and         1.77%
                                         annuities; owns and operates radio and television
                                         stations.
-----------------------------------------------------------------------------------------------------

6.          NORFOLK SOUTHERN             A holding company which owns Norfolk Southern          1.67%
                                         Railway and motor carrier North American Van Lines,
                                         Inc.
-----------------------------------------------------------------------------------------------------

7.          PITNEY BOWES                 Manufactures mailing, shipping, copying, dictating     1.61%
                                         and facsimile systems.
-----------------------------------------------------------------------------------------------------

8.          ABBOTT LABS                  Engaged in discovering, developing, manufacturing      1.57%
                                         and selling of a broad and diversified line of
                                         health care products and services.
-----------------------------------------------------------------------------------------------------

9.          STANLEY WORKS                A worldwide producer of tools, hardware and            1.55%
                                         specialty hardware for consumer, industrial and
                                         professional use.
-----------------------------------------------------------------------------------------------------

10.         PHILIP MORRIS                Food, beverage and tobacco conglomerate.               1.50%
-----------------------------------------------------------------------------------------------------

11.         PERKIN-ELMER                 Manufactures analytical instruments, optics and life   1.49%
            CORP.                        science products.
-----------------------------------------------------------------------------------------------------

12.         BANC ONE CORP.               Provides banking, loan, trust, brokerage and           1.46%
                                         investment management services.
-----------------------------------------------------------------------------------------------------

13.         R.R. DONNELLY                World's largest provider of print and print-related    1.43%
            & SONS                       services.
-----------------------------------------------------------------------------------------------------

14.         RJR NABISCO                  Food and tobacco conglomerate.                         1.38%
-----------------------------------------------------------------------------------------------------

15.         MCDONALD'S                   National food franchise.                               1.38%
-----------------------------------------------------------------------------------------------------

16.         UNOCAL                       Crude oil and natural gas provider.                    1.37%
-----------------------------------------------------------------------------------------------------

17.         SUNDSTRAND                   Manufactures systems and components for aerospace      1.36%
                                         and industrial applications.
-----------------------------------------------------------------------------------------------------

18.         MAY DEPARTMENT               Owns and operates retail department stores and         1.33%
            STORES                       self-service shoe stores.
-----------------------------------------------------------------------------------------------------

19.         AMOCO                        Engaged in exploration, production and refining of     1.30%
                                         crude oil, natural gas and petroleum products.
-----------------------------------------------------------------------------------------------------

20.         H.J. HEINZ                   Manufactures and markets processed food products.      1.29%
-----------------------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS AT APRIL 30, 1997
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------
 COMMON STOCKS                                                                        NUMBER OF SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--6.0%                   Betz Dearborn Inc.                                     43,700   $  2,797
                                         Canon, Inc.                                             1,000         24
                                         Cementos Mexicanos, S.A. de C.V., "B", ADR             21,000         79
                                         Crown Cork & Seal Co.
                                         common stock                                           50,000      2,737
                                         convertible preferred                                  45,000      2,301
                                         W.R. Grace & Co.                                       39,300      2,044
                                         Pall Corp.                                            175,000      4,047
                                         RPM, Inc.                                             160,000      2,680
                                         Rentokil Group PLC                                     11,000         72
                                         Temple-Inland Inc.                                     43,000      2,387
                                         Toray Industries                                       11,000         68
                                         (a)Tubos de Acero de Mexico, S.A., ADR                  1,700         28
                                         ------------------------------------------------------------------------
                                                                                                           19,264
-----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--8.4%                      Boeing Co.                                              6,000        592
                                         Cooper Industries                                      45,000      2,070
                                         Emerson Electric Co.                                   50,900      2,583
                                         General Electric Co.                                   25,200      2,794
                                         B.F. Goodrich Co.                                      87,300      3,481
                                         Honeywell                                              54,900      3,877
                                         Matsushita Electric Industrial Co., Ltd.                4,500         72
                                         Murata Manufacturing                                    2,200         81
                                         Raytheon Co.                                           90,000      3,926
                                         Sundstrand Corp.                                       90,000      4,388
                                         Technip S.A.                                              704         74
                                         WMX Technologies Inc.                                 110,000      3,231
                                         ------------------------------------------------------------------------
                                                                                                           27,169
-----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--6.8%                 CVS Corp.                                              40,000      1,985
                                         Carnival Corp.                                         50,000      1,844
                                         (a)Consolidated Stores Corp.                           39,250      1,570
                                         Deluxe Corp.                                           47,800      1,464
                                         Dillard Department Stores                              70,000      2,161
                                         R.R. Donnelley & Sons Co.                             135,000      4,624
                                         May Department Stores Co.                              92,500      4,278
                                         Reed International PLC                                  4,719         87
                                         Sony Corp.                                                800         58
                                         Tribune Co.                                            90,000      3,949
                                         ------------------------------------------------------------------------
                                                                                                           22,020
-----------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.6%                  Honda Motor Co., Ltd.                                   3,000         93
                                         Stanley Works                                         128,500      4,995
                                         ------------------------------------------------------------------------
                                                                                                            5,088
-----------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--10.5%                  Avon Products                                          20,000      1,233
                                         CPC International                                      50,000      4,131
                                         Dial Corp.                                            165,000      2,557
                                         H.J. Heinz Co.                                        100,000      4,150
                                         McDonald's Corp.                                       83,000      4,451
                                         PepsiCo                                               100,000      3,487
                                         Philip Morris Co.                                     123,000      4,843
                                         Procter & Gamble Co.                                   12,000      1,509
                                         RJR Nabisco Holdings Corp.                            150,000      4,463
                                         Unilever N.V., ADR                                     15,500      3,042
                                         ------------------------------------------------------------------------
                                                                                                           33,866

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------
ENERGY--7.4%                             AMOCO Corp.                                            50,000   $  4,181
                                         British Petroleum PLC                                   6,390         73
                                         Exxon Corp.                                            55,000      3,114
                                         MCN Corp., convertible preferred                       20,000        995
                                         Mobil Corp.                                            56,300      7,319
                                         Pennzoil Co.                                           45,000      2,216
                                         Tosco Corp., convertible preferred                     30,000      1,665
                                         Unocal Corp.                                          116,000      4,423
                                         ------------------------------------------------------------------------
                                                                                                           23,986
-----------------------------------------------------------------------------------------------------------------
FINANCE--18.7%                           American Express Co.                                   62,000      4,084
                                         American General Corp.                                145,000      6,326
                                         Banc One Corp.                                        111,000      4,704
                                         BankAmerica Corp.                                      30,000      3,506
                                         Bank of Boston                                         40,000      2,910
                                         Bank of Ireland                                        11,304        118
                                         CITIC Pacific Ltd.                                     11,000         59
                                         Cheung Kong Holdings Ltd.                               5,000         44
                                         Citicorp                                               14,600      1,644
                                         Dean Witter Discover                                   90,000      3,443
                                         Development Bank of Singapore                           5,000         59
                                         First Bank System                                      41,500      3,185
                                         Fleet Financial Group Inc.                             33,000      2,013
                                         Internationale Nederlanden Groep                        2,934        115
                                         ITT Hartford Group                                     40,000      2,980
                                         Jefferson-Pilot Corp.                                  99,000      5,717
                                         KeyCorp                                                30,000      1,564
                                         Mellon Bank Corp.                                      44,000      3,658
                                         Merrill Lynch & Co., convertible preferred             30,000      2,096
                                         PNC Bank Corp.                                         40,000      1,645
                                         Provident Co., Inc.                                    35,000      1,956
                                         Signet Banking Corp.                                   62,000      1,914
                                         Summit Bancorp                                         70,000      3,255
                                         Washington Mutual                                      37,000      1,827
                                         Wilmington Trust Corp.                                 36,200      1,557
                                         ------------------------------------------------------------------------
                                                                                                           60,379
-----------------------------------------------------------------------------------------------------------------
HEALTH CARE--11.6%                       Abbott Laboratories                                    83,000      5,063
                                         C.R. Bard                                              89,400      2,838
                                         Biomet, Inc.                                          100,000      1,519
                                         Bristol-Myers Squibb Co.                               50,000      3,275
                                         (a)British Bio-Technology Group                        17,000         67
                                         (a)Fresenius Medical Care A.G.                          1,008         72
                                         (a)HealthCare COMPARE Corp.                            59,000      2,559
                                         Eli Lilly & Co.                                        45,000      3,954
                                         McKesson Corp.
                                         common stock                                           38,500      2,786
                                         convertible preferred                                  20,000      1,140
                                         Medtronic, Inc.                                        20,000      1,385
                                         Perkin-Elmer Corp.                                     66,000      4,793
                                         Pfizer Inc.                                            32,000      3,072
                                         Roche Holding AG, with warrants expiring May 1998           9         76
                                         (a)Tenet Healthcare Corp.                             123,200      3,203
                                         United Healthcare Corp.                                35,000      1,702
                                         ------------------------------------------------------------------------
                                                                                                           37,504
-----------------------------------------------------------------------------------------------------------------
TECHNOLOGY--12.7%                        (a)Applied Materials, Inc.                             33,000      1,811
                                         (a)Ascend Communications, Inc.                         39,000      1,784
                                         (a)Atmel Corp.                                         65,000      1,617
                                         (a)Cadence Design Systems                              52,600      1,683
                                         (a)Cisco Systems                                       45,000      2,329
                                         L.M. Ericsson Telephone Co., "B"                        2,459         78
                                         Harris Corp.                                           37,100      3,172
                                         Hewlett-Packard Co.                                    77,000      4,043
                                         Intel Corp.                                            15,000      2,297
                                         Motorola                                               56,000      3,206

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------
                                         (a)Peoplesoft Inc.                                     50,000   $  2,075
                                         Pitney Bowes                                           81,000      5,184
                                         (a)Sun Microsystems                                    78,400      2,259
                                         (a)Tellabs, Inc.                                       55,000      2,193
                                         (a)Teradyne                                           101,900      3,337
                                         Texas Instruments                                      41,900      3,740
                                         ------------------------------------------------------------------------
                                                                                                           40,808
-----------------------------------------------------------------------------------------------------------------
TRANSPORTATION--3.5%                     Canadian National Railway Co.                          54,276      2,090
                                         Norfolk Southern Corp.                                 60,000      5,393
                                         Swire Pacific Ltd., "A"                                 5,500         42
                                         Union Pacific Corp.                                    57,000      3,634
                                         ------------------------------------------------------------------------
                                                                                                           11,159
-----------------------------------------------------------------------------------------------------------------
UTILITIES--4.3%                          Ameritech Corp.                                        97,000      5,929
                                         Iberdrola, S.A.                                         6,800         77
                                         SBC Communications Inc.                               141,000      7,826
                                         Telefonica del Peru, S.A., ADR                          3,500         84
                                         ------------------------------------------------------------------------
                                                                                                           13,916
                                         ------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--91.5%
                                         (Cost: $272,133)                                                 295,159
                                         ------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 CONVERTIBLE CORPORATE OBLIGATIONS                                                    PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--.6%                  Hilton Hotels Corp., 5.00%, 2006                      $ 1,750      1,838
                                         ------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
HEALTH CARE--.8%                         ALZA Corp., 5.00%, 2006                                 2,500      2,500
                                         ------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.4%                         Analog Devices, 3.50%, 2000                             1,700      2,397
                                         Xilinx, Inc., 5.25%, 2002                               2,000      2,300
                                         ------------------------------------------------------------------------
                                                                                                            4,697
                                         ------------------------------------------------------------------------
                                         TOTAL CONVERTIBLE CORPORATE
                                         OBLIGATIONS--2.8%
                                         (Cost: $8,276)                                                     9,035
                                         ------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.48% to 5.76%
INSTRUMENTS--8.7%
                                         Due--May and June 1997
                                         Whirlpool Financial Corp.                              13,000     12,969
                                         Other                                                  15,000     14,948
                                         ------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--8.7%
                                         (Cost: $27,918)                                                   27,917
                                         ------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--103.0%
                                         (Cost: $308,327)                                                 332,111
                                         ------------------------------------------------------------------------
                                         LIABILITIES, LESS CASH AND OTHER
                                         ASSETS--(3.0%)                                                    (9,730)
                                         ------------------------------------------------------------------------
                                         NET ASSETS--100%                                                $322,381
                                         ------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $308,327,000 for federal income tax purposes at April 30, 1997, the gross unrealized appreciation was $28,152,000, the gross unrealized depreciation was $4,368,000 and the net unrealized appreciation on investments was $23,784,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $308,327)                                                $332,111
------------------------------------------------------------------------
Cash                                                                 314
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 4,073
------------------------------------------------------------------------
  Fund shares sold                                                   426
------------------------------------------------------------------------
  Dividends and interest                                             606
------------------------------------------------------------------------
    TOTAL ASSETS                                                 337,530
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Payable for:
  Investments purchased                                           14,495
------------------------------------------------------------------------
  Fund shares redeemed                                               268
------------------------------------------------------------------------
  Management fee                                                     148
------------------------------------------------------------------------
  Distribution services fee                                           50
------------------------------------------------------------------------
  Administrative services fee                                         55
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             104
------------------------------------------------------------------------
  Trustees' fees                                                      29
------------------------------------------------------------------------
    Total liabilities                                             15,149
------------------------------------------------------------------------
NET ASSETS                                                      $322,381
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $274,187
------------------------------------------------------------------------
Undistributed net realized gain on investments                    22,877
------------------------------------------------------------------------
Net unrealized appreciation on investments                        23,785
------------------------------------------------------------------------
Undistributed net investment income                                1,532
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $322,381
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($238,510,000 / 15,342,000 shares outstanding)                  $15.55
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $16.50
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($78,177,000 / 5,047,000 shares outstanding)                    $15.49
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($5,598,000 / 360,000 shares outstanding)                       $15.57
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($96,000 / 6,000 shares outstanding)                            $15.57
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1997
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
  Dividends                                                     $ 2,539
-----------------------------------------------------------------------
  Interest                                                          891
-----------------------------------------------------------------------
    Total investment income                                       3,430
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    851
-----------------------------------------------------------------------
  Distribution services fee                                         269
-----------------------------------------------------------------------
  Administrative services fee                                       337
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            537
-----------------------------------------------------------------------
  Professional fees                                                  24
-----------------------------------------------------------------------
  Reports to shareholders                                            33
-----------------------------------------------------------------------
  Trustees' fees and other                                            9
-----------------------------------------------------------------------
    Total expenses                                                2,060
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             1,370
-----------------------------------------------------------------------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

  Net realized gain on sales of investments and foreign
  currency transactions                                          22,651
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments            4,461
-----------------------------------------------------------------------
Net gain on investments                                          27,112
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $28,482
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                             SIX MONTHS
                                                               ENDED               YEAR ENDED
                                                             APRIL 30,             OCTOBER 31,
                                                                1997                  1996
----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------
  Net investment income                                       $  1,370                 2,620
----------------------------------------------------------------------------------------------
  Net realized gain                                             22,651                48,809
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                          4,461                (3,487)
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations            28,482                47,942
----------------------------------------------------------------------------------------------
Net equalization credits                                           120                    36
----------------------------------------------------------------------------------------------
  Distribution from net investment income                       (1,621)               (2,271)
----------------------------------------------------------------------------------------------
  Distribution from net realized gain                          (48,419)              (13,966)
----------------------------------------------------------------------------------------------
Total dividends to shareholders                                (50,040)              (16,237)
----------------------------------------------------------------------------------------------
Net increase from capital share transactions                    87,647                56,165
----------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                    66,209                87,906
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------

Beginning of period                                            256,172               168,266
----------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$1,532 and $1,663, respectively)                              $322,381               256,172
----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Blue Chip Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent

NOTES TO FINANCIAL STATEMENTS

                             deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended April 30, 1997.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income semi-annually and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $851,000 for the six months ended April 30, 1997. Zurich Investment
                             Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                            COMMISSIONS
                                                                  COMMISSIONS             ALLOWED BY ZKDI
                                                                  RETAINED BY      -----------------------------
                                                                      ZKDI         TO ALL FIRMS    TO AFFILIATES
                                                                ----------------   -------------   -------------
                             Six months ended
                             April 30, 1997                       $66,000           389,000          3,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B

NOTES TO FINANCIAL STATEMENTS

                             and Class C shares, and the CDSC received in connection with the redemption of such shares are as follows:

                                                                    DISTRIBUTION FEES
                                                                        AND CDSC            COMMISSIONS AND
                                                                      RECEIVED BY         DISTRIBUTION FEES
                                                                         ZKDI           PAID BY ZKDI TO FIRMS
                                                                   -----------------    ---------------------
                             Six months ended
                             April 30, 1997                          $310,000               677,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                         ASF PAID BY ZKDI
                                                                ASF PAID BY       ------------------------------
                                                             THE FUND TO ZKDI     TO ALL FIRMS     TO AFFILIATES
                                                             -----------------    -------------    -------------
                             Six months ended
                             April 30, 1997                    $337,000            367,000           2,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $426,000 for the six months ended April 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended April 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $8,000 to independent trustees.

--------------------------------------------------------------------------------

4   TRANSACTIONS
    INVESTMENT               For the six months ended April 30, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $342,018

                             Proceeds from sales                         305,625

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                        SIX MONTHS ENDED                   YEAR ENDED
                                                         APRIL 30, 1997                 OCTOBER 31, 1996
                                                      ---------------------           ---------------------
                                                      SHARES        AMOUNT            SHARES        AMOUNT
                             ------------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                  2,880       $ 45,265            2,996       $ 46,627
                             ------------------------------------------------------------------------------
                              Class B                  2,274         36,065            3,136         49,419
                             ------------------------------------------------------------------------------
                              Class C                    244          3,857              168          2,667
                             ------------------------------------------------------------------------------
                              Class I                      5             82                3             39
                             ------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                  2,544         37,069              976         13,750
                             ------------------------------------------------------------------------------
                              Class B                    713         10,387              110          1,543
                             ------------------------------------------------------------------------------
                              Class C                     40            578                6             80
                             ------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                 (1,762)       (27,650)          (2,753)       (42,327)
                             ------------------------------------------------------------------------------
                              Class B                 (1,033)       (16,326)            (956)       (14,819)
                             ------------------------------------------------------------------------------
                              Class C                   (105)        (1,680)             (51)          (785)
                             ------------------------------------------------------------------------------
                              Class I                     --             --               (2)           (29)
                             ------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                     73          1,143               70          1,055
                             ------------------------------------------------------------------------------
                              Class B                    (73)        (1,143)             (70)        (1,055)
                             ------------------------------------------------------------------------------
                              NET INCREASE
                              FROM CAPITAL SHARE
                              TRANSACTIONS                         $ 87,647                        $ 56,165
                             ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to protect itself against a decline in the
                             value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized loss on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At April 30, 1997, the Fund had the following forward foreign currency contracts outstanding with settlement dates in July
                             1997:

                                                                CONTRACT     UNREALIZED
                                     FOREIGN CURRENCY           AMOUNT IN        LOSS
                                     TO BE DELIVERED           U.S. DOLLARS   AT 4/30/97
                             -----------------------------------------------------------
                                107,000  French Francs            17,000            --
                             -----------------------------------------------------------
                                 34,000  German Marks             19,000            --
                             -----------------------------------------------------------
                             24,000,000  Japanese Yen            175,000       $(1,000)
                             -----------------------------------------------------------
                                 28,000  Swiss Francs             19,000            --
                             -----------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    ----------------------------------------------
                                                                        CLASS A
                                                    ----------------------------------------------
                                                    SIX MONTHS
                                                      ENDED
                                                    APRIL 30,         YEAR ENDED OCTOBER 31,
                                                       1997      1996    1995    1994    1993
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $17.14     14.87   12.33   13.88   12.72
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .10       .22     .19     .19     .18
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               1.57      3.45    2.57    (.71)   1.13
--------------------------------------------------------------------------------------------------
Total from investment operations                        1.67      3.67    2.76    (.52)   1.31
--------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .13       .20     .20     .19     .15
--------------------------------------------------------------------------------------------------
  Distribution from net realized gain                   3.13      1.20     .02     .84      --
--------------------------------------------------------------------------------------------------
Total dividends                                         3.26      1.40     .22    1.03     .15
--------------------------------------------------------------------------------------------------
Net asset value, end of period                        $15.55     17.14   14.87   12.33   13.88
--------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          10.99%    26.72   22.74   (3.82)  10.35
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                1.16%     1.26    1.30    1.48    1.25
--------------------------------------------------------------------------------------------------
Net investment income                                   1.15%     1.40    1.47    1.50    1.28
--------------------------------------------------------------------------------------------------

                                                                          ------------------------------------------
                                                                                           CLASS B
                                                                          ------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                                            MAY 31
                                                    APRIL 30,             YEAR ENDED OCTOBER 31,   TO OCTOBER 31,
                                                       1997               1996             1995         1994
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $17.09              14.82            12.29       12.30
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .02                .10              .09         .06
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               1.56               3.45             2.56        (.01)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                        1.58               3.55             2.65         .05
---------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .05                .08              .10         .06
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                   3.13               1.20              .02          --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                         3.18               1.28              .12         .06
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $15.49              17.09            14.82       12.29
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          10.43%             25.82            21.76         .42
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                2.08%              2.08             2.06        2.43
---------------------------------------------------------------------------------------------------------------------
Net investment income                                    .23%               .58              .71         .33
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              ----------------------------------------  ------------------------
                                                              CLASS C                           CLASS I
                                              ----------------------------------------  ------------------------
                                              SIX MONTHS                     MAY 31     SIX MONTHS  NOVEMBER 22,
                                                ENDED       YEAR ENDED         TO         ENDED       1995 TO
                                              APRIL 30,    OCTOBER 31,     OCTOBER 31,  APRIL 30,   OCTOBER 31,
                                                 1997      1996    1995       1994         1997         1996
--------------------------------------------------------------------------------------  ------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------  ------------------------
Net asset value, beginning of period            $17.15     14.88   12.32      12.30       17.18        15.30
--------------------------------------------------------------------------------------  ------------------------
Income from investment operations:
  Net investment income                          .01         .10     .07       .09         .07          .36
--------------------------------------------------------------------------------------  ------------------------
  Net realized and unrealized gain (loss)        1.59       3.45    2.62      (.01)        1.57         2.96
--------------------------------------------------------------------------------------  ------------------------
Total from investment operations                 1.60       3.55    2.69       .08         1.64         3.32
--------------------------------------------------------------------------------------  ------------------------
Less dividends:
  Distribution from net investment income        .05         .08     .11       .06         .12          .24
--------------------------------------------------------------------------------------  ------------------------
  Distribution from net realized gain            3.13       1.20     .02       --          3.13         1.20
--------------------------------------------------------------------------------------  ------------------------
Total dividends                                  3.18       1.28     .13       .06         3.25         1.44
--------------------------------------------------------------------------------------  ------------------------
Net asset value, end of period                  $15.57     17.15   14.88      12.32       15.57        17.18
-------------------------------------------------------------------------------------   ------------------------
TOTAL RETURN (NOT ANNUALIZED)                   10.55%     25.75   22.04       .67        10.79        21.89
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                        2.01%       2.05    2.01      2.33         1.37         1.31
--------------------------------------------------------------------------------------  ------------------------
Net investment income                            .30%        .61     .76       .43         .94          1.33
--------------------------------------------------------------------------------------  ------------------------


---------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED
                                              APRIL 30,          YEAR ENDED OCTOBER 31,
                                                 1997      1996      1995      1994      1993
---------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)     $322,381   256,172   168,266   153,172   196,327
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             214%         166       117       131       222
---------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the six months ended April 30,
1997 and the year ended October 31, 1996 were $.0591 and $.0587, respectively.
---------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES & OFFICERS

TRUSTEES                             OFFICERS

STEPHEN B. TIMBERS                   TRACY M. CHESTER
President and Trustee                Vice President

DAVID W. BELIN                       CHARLES R. MANZONI, JR.
Trustee                              Vice President

LEWIS A. BURNHAM                     JOHN E. NEAL
Trustee                              Vice President

DONALD L. DUNAWAY                    STEVEN H. REYNOLDS
Trustee                              Vice President

ROBERT B. HOFFMAN                    PHILIP J. COLLORA
Trustee                              Vice President
                                     and Secretary
DONALD R. JONES
Trustee                              JEROME L. DUFFY
                                     Treasurer
DOMINIQUE P. MORAX
Trustee                              ELIZABETH C. WERTH
                                     Assistant Secretary
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                 222 North LaSalle Street
                                 Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT        ZURICH KEMPER SERVICE COMPANY
                                 P.O. Box 419557
                                 Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT     INVESTORS FIDUCIARY TRUST COMPANY
                                 127 West 10th Street
                                 Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER               ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER            ZURICH KEMPER DISTRIBUTORS, INC.
                                 222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


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